Guidance ï Vision ï Experience	American Beacon U.S. Government Money Market Select Fund	Ticker Symbol: AAOXX

SUMMARY PROSPECTUS	APRIL 29, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated April 29, 2011, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is current income, liquidity and the maintenance of a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

U.S. Government Money Market Select Fund
Management fees	0.09%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.05%
Acquired Fund Fees and Expenses	0.03%

Total annual fund operating expenses[1]	0.17%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
U.S. Government Money Market Select Fund	$17	$55	$96	$217

Principal Investment Strategies

In pursuing its investment objective and implementing its investment strategies, the Fund invests only in securities that comply with the quality, maturity, liquidity, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates money market mutual funds.

Under normal market conditions, the Fund invests at least 80% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase agreements that are collateralized by such obligations and other investment companies that limit their investments to the foregoing securities.

Ordinarily, the Fund will invest the majority of its assets, directly or indirectly, in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities. The Fund’s investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations guaranteed by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

The Fund may invest up to 20% of its assets in non-U.S. Government securities eligible for money market funds. The Manager will determine that these investments, such as non-government repurchase agreements, repurchase agreements collateralized by non-government obligations or commercial paper, present minimal credit risk pursuant to guidelines approved by the Board of Trustees.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The dollar-weighted average maturity (“WAM”) and dollar-weighted average life maturity (“WAL”) of the Fund will not exceed 60 and 120 days, respectively.

Principal Risks

Interest Rate Risk
There is a risk that a decline in short-term interest rates would lower the Fund’s yield and the return on your investment which may have an adverse effect on the Fund’s ability to provide a positive yield to its shareholders and maintain a stable $1.00 share price. Changes in interest rates also may change the resale value of the instruments held in the Fund’s portfolio. When interest rates go up, the market values of previously issued money market instruments generally decline. When interest rates decline, the Fund’s new investments are likely to be in money

Summary Prospectus ï April 29, 2011	American Beacon U.S. Government Money Market Select Fund

market instruments paying lower rates than the rest of the Fund’s portfolio. The rate of the Fund’s income will vary from day to day, generally reflecting changes in overall short-term interest rates.

Investment Risk
Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk
The value of a security held by the Fund may decline if the security’s credit rating, or that of the security’s issuer or provider of credit support, is downgraded or credit quality otherwise falls. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. This could cause the Fund’s NAV to decline below $1.00 per share.

Yield and Securities Selection Risk
The yield paid by the Fund may be affected by the Manager’s decisions regarding the Fund’s WAM and WAL. If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends it could have an adverse effect on the Fund’s yield.

Liquidity Risk
From time to time, certain securities held by the Fund may become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An ability to sell a portfolio position at favorable times or prices can adversely affect the Fund’s ability a maintain a $1.00 share price. In addition, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. Reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund

Repurchase Agreement Risk
The obligations of a counterparty to a repurchase agreement are not guaranteed. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Fund’s right to control the collateral.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows the Fund’s average annual total returns. The Fund’s performance, as shown below, is derived from a combination of the Fund’s performance and that of another fund (the “Companion Fund”) not offered in this Prospectus, which has been managed by the Manager since its inception on March 2, 1992. The performance results through November 30, 2001 are those of the Companion Fund. The Fund began offering its shares on December 1, 2001. Thus, performance results shown below from that date through December 31, 2010 are for the Fund. Because the Companion Fund had moderately higher expenses, its performance was slightly worse than the Fund would have realized in the same period. You may call 1-800-658-5811 or visit the Fund’s website at www.americanbeaconfunds.com to obtain the Fund’s current seven-day yield. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for U.S. Government Money Market Select Fund shares

Highest Quarterly Return:	1.38%
(1/1/01 through 12/31/10)	(1st Quarter 2001)
Lowest Quarterly Return:	0.01%
(1/1/01 through 12/31/10)	(1st Quarter 2010

	Average Annual Total Returns
	For the periods ended December 31, 2010
	1 Year	5 Years	10 Years
U.S. Government Money Market Select Fund	0.13%	2.56%	2.42%

Management

The Manager
American Beacon Advisors, Inc. serves as the Manager of the Fund.

Summary Prospectus ï April 29, 2011	American Beacon U.S. Government Money Market Select Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business excluding Columbus Day and Veteran’s Day by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9thStreet, Kansas City, MO 64105. The minimum initial investment in is $1 million. Your financial intermediary may impose different minimum investment requirements.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï April 29, 2011	American Beacon U.S. Government Money Market Select Fund

Summary Prospectus ï April 29, 2011	American Beacon U.S. Government Money Market Select Fund